Impairment and onerous contracts	12 Months Ended
Dec. 31, 2020
Impairment and onerous contracts
Impairment and onerous contracts

18.   Impairment and onerous contracts

The impairment losses recognized in the year are presented below:

	Income statement
	Impairment
Segments by class of assets	2020	2019	2018
Base metals–nickel	882	2,511	—
Coal	935	1,691	—
Other assets	201	119	184
Impairment of non-current assets	2,018	4,321	184

Onerous contracts	—	240	393
Disposals of non-current assets	225	513	322
Impairment and disposals of non-current assets	2,243	5,074	899

a) Impairment of assets

During 2020, some of the Company's operations were temporarily halted due to the COVID-19 pandemic. These operations have already been resumed and, therefore, the main long-term assumptions applied in the preparation of their discounted cash flow models, such as commodity prices and production levels, remained unchanged and did not result in the impairment loss for these assets.

The Company tested for impairment the cash generating units (“CGU”) for which a triggering event was identified and for goodwill. The recoverable amount of each CGU under the Company’s impairment test was assessed using the fair value less costs of disposal model (“FVLCD”), through discounted cash flow techniques, which is classified as “level 3” in the fair value hierarchy, taking into consideration offers and purchase agreements, if applicable.

The cash flows were discounted by using a post-tax discount rate expressed in real terms, which represents an estimate of the rate that a market participant would apply having regard to the time value of money and the asset’s specific risk. The Company used its weighted average cost of capital (“WACC”) as a starting point for determining the discount rates, with appropriate adjustments for the risk profile of the countries in which the individual CGU operate.

Base Metals

Vale Nouvelle-Calédonie S.A.S. (“VNC”), Nickel–Since 2019, the New Caledonian operation has experienced challenging issues, mainly in relation to production and processing of refined nickel, associated with the challenges imposed by the remote location of this asset. The Company started studies of alternatives for VNC, taking into account the operational and commercial options to improve VNC's short-term cash flows. Based on the revision of the business plan in 2019, the Company reduced the expected production levels of its refined nickel product for remaining useful life of the mine, resulting in an impairment loss of US$2,511 recorded as at December 31, 2019.

In 2020, the Company started looking for a potential buyer and started studying the other options available to exit the operation, including placing VNC in care and maintenance, in preparation for a possible closing of the operation. Due to the negotiations that took place during the year, VNC's assets and liabilities were classified as "held for sale" and measured at fair value resulting in the recognition of an impairment loss in the amount of US$382 recognized in the income statement as "Impairment and disposal of non-current assets” for the year ended December 31, 2020. With the recognition of this additional impairment, the carrying value of the CGU was reduced to zero as at December 31, 2020.

In December 2020, the Company signed a binding put option agreement for its interest in VNC to a consortium constituted in a new company called “Prony Resources”, led by the current management and employees of VNC and supported by the Caledonian and French authorities with Trafigura as a non-controlling shareholder. Closing is expected for the first quarter of 2021, subject to consultation with the VNC workers council and other conditions, including approvals by the Caledonian and French state authorities.

The terms of the proposal take into account the financing needs to continue VNC operations, including the commitment to invest in the conversion of the tailings deposition from wet to dry-stacking (“Project Lucy”), which will cost approximately US$500. Therefore, the Company recognized a loss in that amount due to the potential sale agreement, presented in the income statement as "Impairment and disposal of non-current assets” for the year ended December 31, 2020.  Thus, the total loss related to VNC recorded in 2020 is US$882.

Goodwill, Nickel-Out of Vale's total goodwill (note 16), US$1,926 is allocated to the Base Metals segment. Although the Company recognized an impairment loss in the New Caledonia CGU, the impairment test of goodwill demonstrates that there were no identified losses related to the goodwill allocated to the nickel business, based on cash flows projected until 2048 and discounted at rates ranging between 4.5% and 5.1% (2019: rates ranging between 5% and 6%).

Coal

Moatize mine, Mozambique-The Company has coal operations in Mozambique, through Vale Moçambique S.A. (“Vale Moçambique”), where metallurgical and thermal coal operations are in ramp-up. Vale Moçambique is a company controlled by Vale, and Mitsui & Co. Ltd. (“Mitsui”) holds a non-controlling interest of 15%. Coal products are transported from the Moatize mine to the maritime terminal by the Corredor Logístico de Nacala (“CLN”), a joint venture between Vale and Mitsui, which holds the railways and port concessions located in Mozambique and Malawi.

In 2019, the Company recognized an impairment loss in the amount of US$1,691, corresponding to the total assets of the coal CGU, mainly due to technical difficulties in the project and operation of the assets related to this CGU. In addition, the Company lowered its long-term price assumption for both metallurgical and thermal coal and, carried out a detailed review of the mining plan, leading to a significant reduction on the estimated marketable coal reserves. In addition, the Company tested for impairment the assets acquired during the year and recognized a loss of US$137 in the income statement for the year ended December 31, 2020.

Due to the challenges identified, the Company decided to implement a new strategy to reach the ramp-up of the coal business, including the revamp of the two processing plants and the adaptation to the new flowsheet.

However, in addition to the slowdown in the operational activities, the COVID-19 pandemic has caused travel and equipment transportation restrictions and so, the Company has revisited the plans for the Mozambique coal processing plant stoppage. The halting of the processing plants’ operations that was previously expected to start in the second quarter of 2020, was postponed to late 2020 and completion is scheduled for the first quarter of 2021.

Therefore, the delay in the execution of the projects planned to speed up the ramp-up, associated with the developments on the detailed technical studies of the projects that are necessary to reach out the total capacity of the plants, resulted in the push back of the investment plan for the Moatize processing plants. As a consequence, the projected production volumes to reach the plants’ maximum installed capacity were also postponed.

Loans receivable, Nacala BV–The Company has loans receivable from Nacala (note 29), which have been impacted by the change in the production curve of the Moatize mine, following the reduction in the expected volume of coal to be transported in CLN, which has impacted CLN's projected cash flows. Therefore, the Company carried out an impairment test for the loan receivable, resulting in a loss of US$798, based on discounted cash flows at the average rate of 8.2%. As at December 31, 2020, the carrying amount of the receivable is US$1,118, after the impairment charge.

The assumption subject to the most estimation uncertainty for the FVLCD calculation is the volume of coal transported. To illustrate this sensitivity, the carrying value would be fully impaired by a reduction of approximately 5 million tons per year (out of the total capacity of 22 million tons per year), considering the other constant assumptions, if all other inputs remained constant.

Ferrous Minerals

Goodwill, Iron ore and pellets-The Company did not identify changes in circumstances or indicatives that could result in a reduction to the recoverable value of the CGU of Iron ore and Pellets. Although, the Company tested for impairment the goodwill, based on cash flows projected until 2050 and discounted at 5.6% (2019: 6.3%), and there were no losses identified. Out of Vale's total goodwill (Note 16), US$1,373 is allocated to the Ferrous Minerals segment.

Simões Filho, Ferroalloys of Manganese-In September 2020, the Company decided to shut down the Simões Filho operation, a plant located in the Brazilian State of Bahia, that was part of Vale Manganês S.A. (“Vale Manganês”) business and produced manganese ferroalloys. The Company continues to operate the remaining Vale Manganês plants and producing manganese ore.

The Company tested this CGU for impairment, resulting in the full impairment of inventories, other assets related to the Simões Filho plant, and additional provisions required for the closure of the site. As a result, the Company recognized an impairment loss of US$76 as “Impairment and disposals of non-current assets”, and the carrying amount for this CGU was US$75 at December 31, 2020.

Other assets

In 2019, the Company reviewed the business plan of biological assets controlled by Biopalma, a company that cultivates palm oil plantation, which is the raw material for palm oil. This revision resulted in a reduction in Biopalma’s expected operational capacity. The Company has also reviewed its long-term price assumptions based on the market conditions at that time. Thus, the Company tested the CGU for impairment and an impairment loss of US$119 was recognized in the income statement for the year ended December 31, 2019.

In September 2020, the Company signed an agreement with Brasil Bio Fuels S.A. to sell its entire interest in Biopalma for an immaterial consideration. As a result of this agreement, the Company recognized a loss of US$125, which was recognized in the income statement as "Impairment and disposals of non-current assets" for the year ended December 31, 2020, reducing the carrying value of this CGU to zero. Biopalma’s divestment was completed in November 2020.

b)     Onerous contract

In 2019, the Company reviewed its expectation of iron ore production and sales volumes of the Midwest system. Following the revised plan for the upcoming years, the Company has recognized an additional provision of US$240 in relation to the costs of certain long-term contracts, with minimum guaranteed volume for fluvial transportation and port structure. In 2020, there were no changes in the expectation related to the ore production and sales volumes of the Midwest system and, therefore, no impairment charge has been recognized in the income statement for the year ended December 31, 2020.

c)     Disposals of assets

Refers to non-viable projects and operating assets written off through sale or obsolescence. Additionally, includes assets write-off of the Córrego do Feijão mine and those related to the other upstream dams in Brazil, as described in note 23.

 Accounting policy

Impairment of non‑financial assets-Non‑financial assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount might not be recoverable. An impairment loss is recognized for the amount by which the asset´s carrying value exceeds its recoverable amount. The recoverable amount is the higher of an asset‘s fair value less costs of disposal (“FVLCD”) and value in use (“VIU”).

FVLCD is generally determined as the present value of the estimated future cash flows expected to arise from the continued use of the asset from a market participant’s perspective, including any expansion prospects. VIU model is determined as the present value of the estimated future cash flows expected to arise from the continued use of the asset in its present form. Value in use is determined by applying assumptions specific to the Company’s continued use and cannot take into account future development. These assumptions are different to those used in calculating fair value and consequently the VIU calculation is likely to give a different result to a FVLCD calculation.

Assets that have an indefinite useful life and are not subject to amortization, such as goodwill, are tested annually for impairment.

For the purposes of assessing impairment, assets are grouped at the lowest levels for which there are separately identifiable cash flows (CGU). Goodwill is allocated to Cash Generating Units or Cash Generating Units groups that are expected to benefit from the business combinations in which the goodwill arose and are identified in accordance with the operating segment.

Non‑current assets (excluding goodwill) in which the Company recognized impairment in the past are reviewed whenever events or changes in circumstances indicate that the impairment may no longer be applicable. In such cases, an impairment reversal will be recognized.

Onerous Contracts-For certain long-term contracts, a provision is recognized when the present value of the unavoidable cost to meet the Company’s obligation exceeds the economic benefits that could be received from those contracts.

Critical accounting estimates and judgments

Significant judgements, estimates and assumptions are required to determine whether an impairment trigger has occurred and to prepare the Company’s cash flows. Management uses the budgets approved as a starting point and key assumptions are, but not limited to: (i) mineral reserves and mineral resources measured by internal experts; (ii) costs and investments based on the best estimate of projects as supported by past performance; (iii) sale prices consistent with projections available in reports published by industry considering the market price when appropriate; (iv) the useful life of each cash-generating unit (ratio between production and mineral reserves); and (v) discount rates that reflect specific risks relating to the relevant assets in each cash-generating unit.

These assumptions are susceptible to risks and uncertainties and may change the Company’s projection and, therefore, may affect the recoverable value of assets.